                                                                    EXHIBIT 99.1

                                                Net Interest Margin Trust 1994-B
                                                April, 2000
                                                Payment: May 15, 2000

                                                7.85% SECURITIZED NET INTEREST
                                                MARGIN CERTIFICATES

                                                               Cusip # 393534AB8
                                                      Trust Account # 33-31958-0
                                                 Distribution Date: May 15, 2000

                                                                                                   Per $1,000
Securitized Net Interest Margin Certificates                                                        Original
--------------------------------------------                                                       ----------

1.   Amount Available                                                           736,405.36
                                                                         -----------------

     Pro rata Share of Excess from NIM 94-A                                     285,393.67
                                                                         -----------------
Interest

2.   Aggregate Interest                                                          59,393.02         0.64278160
                                                                         ------------------------------------

3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:
     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                            59,393.02
                                                                         -----------------

Principal

6.   Current month's principal distribution                                     962,406.01        10.41564946
                                                                         ------------------------------------

7.   Remaining outstanding principal balance                                  8,116,781.60         87.8439567
                                                                         ------------------------------------
     Pool Factor                                                                0.08784396
                                                                         -----------------

8.   Present value of the projected remaining aggregate
     cashflows of the Finance I Assets and the
     Residual Assets, as of the immediately
     preceding Distribution Date                                            292,387,040.94**
                                                                         -----------------
9.   Aggregate principal balance of loans
     refinanced by Conseco Finance                                              930,724.81
                                                                         -----------------

10.  Weighted average CPR                                                           10.87%
                                                                         -----------------

11.  Weighted average CDR                                                            1.80%
                                                                         -----------------

12.  Annualized net loss percentage                                                  1.17%
                                                                         -----------------


13.  Delinquency              30-59 day                                              1.05%
                                                                         -----------------
                              60-89 day                                              0.37%
                                                                         -----------------
                              90+ day                                                0.45%
                                                                         -----------------
                              Total 30+                                              1.87%
                                                                         -----------------


US Bank Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

** Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 4/15/00.

                                                Net Interest Margin Trust 1994-B
                                                April, 2000
                                                Payment: May 15, 2000

                                                                 Fee Assets
                                             -----------------------------------------------------
                                                  Guarantee        Inside             Fee Asset
                                                    Fees            Refi                Total
                                             -----------------------------------------------------
GTFC 1994-1                                       172,469.41      19,197.49            191,666.90
GTFC 1994-2                                             0.00           0.00                  0.00
GTFC 1994-3                                             0.00           0.00                  0.00
GTFC 1994-4                                             0.00           0.00                  0.00

                                             -----------------------------------------------------
                                                  172,469.41      19,197.49            191,666.90

Total amount of Guarantee Fees and
     Inside Refinance Payments                                                         191,666.90

Subordinated Servicing Fees                                                            243,507.11

Payment on Finance 1 Note                                                              435,174.01

Allocable to Interest (current)                                                              0.00

Allocable to accrued but unpaid Interest                                                     0.00

Accrued and unpaid Trustee Fees                                                              0.00

Allocable to Principal                                                                       0.00

Finance 1 Note Principal Balance                                                             0.00


                                                Net Interest Margin Trust 1994-B
                                                April, 2000
                                                Payment: May 15, 2000





                                                 Inside
                                  Residual        Refi         Total
                        ------------------------------------------------

GTFC 1994-1                             0.00        0.00           0.00
GTFC 1994-2                       149,390.95   14,444.40     163,835.35
GTFC 1994-3                        85,391.16    7,064.18      92,455.34
GTFC 1994-4                        33,065.04   11,875.62      44,940.66

                        ------------------------------------------------
                                  267,847.15   33,384.20     301,231.35

                        Total Residual and Inside
                            Refinance Payments               301,231.35